SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2004

                         Commission File Number: 0-29019

                           China Artists Agency, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                                                22-3617931
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



Unit 503C, Miramar Tower, 132 Nathan Road, Tsimshatsui Hong Kong            n/a
----------------------------------------------------------------            ---
(Address of principal executive offices)                             (Zip Code)


                                011-852-2313-1897
                                -----------------
              (Registrant's Telephone Number, Including Area Code)


                     Interactive Marketing Technology, Inc.


          (Former name or former address, if changed since last report)



-------------------------------------------------------------------------------
            12400 Ventura Blvd., # 645, Studio City, California 91604
                                 (818) 618-3038

       Former Address and Telephone Number of Principal Executive Offices)

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) As more fully described in Item 2.01 below, China Artists Agency, Inc., formerly known as Interactive Marketing Technology, Inc., a Nevada corporation (the "Registrant") entered into a Share Exchange Agreement dated November 17, 2004 (the "Share Exchange Agreement"). The closing occurred on December 24, 2004. Reference is also made to the disclosures contained in the Registrant's Information Statement on
          Schedule 14C filed on November 30, 2004.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a) On November 17, 2004, Metrolink Pacific Limited, an International Business Company organized to do business under the laws of the British Virgin Islands ("Metrolink Pacific"), entered into a Share Exchange Agreement pursuant to which the Registrant acquired all of the outstanding shares of Metrolink Pacific in exchange for a controlling interest in the Registrant (the "Reorganization"). Pursuant to the Share Exchange Agreement dated November 17, 2004, by and among the Registrant, Metrolink Pacific and the shareholders of Metrolink Pacific (the "Purchase Agreement"), the Registrant has agreed to issue an aggregate of 109,623,006 shares of its common stock (representing 85% of the Registrant's capital stock outstanding) in exchange for all of the issued and outstanding shares of Metrolink Pacific capital stock transferred to the Registrant by Metrolink Pacific shareholders at the closing. Metrolink Pacific will become a wholly-owned subsidiary of the Registrant upon completion of the Share Exchange Agreement.

          Metrolink Pacific was established in September 2004 as an investment holding company for the business of provision of artist management services. Metrolink Pacific, through its three wholly-owned subsidiaries, namely, China Star Management Limited, Anglo Market International Limited and Metrolink Global Limited, provides artist management services.

Metrolink Pacific's Parent Company. The owner of Metrolink Pacific is Imperial International Limited, a company incorporated under the laws of the British Virgin Islands ("Imperial"). Imperial owns all the issued and outstanding shares of Metrolink Pacific. The officers, directors and majority shareholders of Imperial are specified on the table below:

======================= ====================================== ================================== ==================
    TITLE OF CLASS                NAME AND ADDRESS                     AMOUNT AND NATURE          PERCENT OF CLASS
                                 OF BENEFICIAL OWNER                 OF BENEFICIAL OWNER
----------------------- -------------------------------------- ---------------------------------- ------------------
Common Stock            Chen Ming Yin, Tiffany                     no shares directly owned              <1%
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui
                        Kowloon, Hong Kong                                 director
----------------------- -------------------------------------- ---------------------------------- ------------------
                        Li Yee Mei
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui                    no shares owned
                        Kowloon, Hong Kong                                 director                      0%
----------------------- -------------------------------------- ---------------------------------- ------------------
Common Stock            Imperial International Limited                                                  100%
                        Unit 503C Miramar Tower
                        132 Nathan Road, Tsimshatsui
                        Kowloon, Hong Kong                                120 shares
----------------------- -------------------------------------- ---------------------------------- ------------------
Common Stock            All directors and named executive          no shares directly owned             < 1%
                        officers as a group
======================= ====================================== ================================== ==================

The parent company and 100% owner of Imperial is Together Again Limited. Together Again Limited is 51% owned by Colima Enterprises Limited, whose directors are Tang Chien Chang and Kim Min Sup, Mark. Together Again Limited is 49% indirectly owned by China Star Entertainment Limited, listed on the Main Board of The Stock Exchange of Hong Kong Limited. Chen Ming Yin, Tiffany has a direct 2.44% interest in China Star Entertainment Limited.

The authorized capital stock of Metrolink Pacific consists of 50,000 shares of par value US $1.00 per share, of which 120 such shares are issued and outstanding as of the date of this information statement.

Pursuant to the terms of the Agreement, the Registrant acquired Metrolink Pacific as its wholly-owned subsidiary through a share exchange transaction. Following the Share Exchange, the Registrant will continue as the parent corporation of Metrolink Pacific, under its new name "China Artists Agency, Inc."

In addition, the Registrant spun off its former business, including its assets and liabilities into its wholly-owned subsidiary, All Star Marketing, Inc. a Nevada corporation by means of a pro-rata share dividend to the Registrant's shareholders of record on December 10, 2004. Shareholders representing a majority of the Registrant's outstanding common stock entitled to vote on such matters have consented in writing to these actions.

The Registrant was engaged in the direct marketing of proprietary consumer products in the United States and worldwide. This business endeavor included facilitating the design and manufacture of products and developed market strategies for such products with the goal to generate awareness of new and better products for the home and family and initiate consumer brand recognition of such products in the marketplace. This also included managing all phases of direct marketing programs and retail marketing for the products being sold, including:

          * Product selection, testing and development
          * Securing all necessary or appropriate rights to the product
          * Supervision of the manufacturing process, quality control and packaging
          * Production and broadcast of infomercials and commercials
          * In-bound telemarketing, order fulfillment and customer service
          * Print advertisements

All Star Marketing, Inc. has concluded an asset purchase agreement with the Registrant, attached hereto as an exhibit, by which it has acquired the Registrant's former business operations, assets and liabilities.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE COMPANY

Pursuant to the terms of the Share Exchange Agreement, the Registrant will assume the assets, liabilities, operations and obligations of Metrolink Pacific. The following gives a summary of the most recent unaudited balance sheet data of Metrolink Pacific for the period from January 1, 2004 to September 30, 2004 and
(2) the unaudited statements of operations data of Metrolink Pacific for the period from January 1, 2004 to September 30, 2004. The Registrant undertakes to file required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before January 22, 2005, which will contain a description of the financial obligations and other information acquired by the Registrant pursuant to the Reorganization.

INCOME STATEMENT                METROLINK PACIFIC
                         PERIOD FROM JANUARY 1, 2004 TO      EQUIVALENT IN US$
                               SEPTEMBER 30, 2004
                                       HK$
Net Income                        31,501,127.97                  4,052,660
Net Profit                        25,030,610.35                  3,220,220
Dividend paid                    (25,000,000.00)                (3,216,282)
Net Income Per Share                 209,000                       26,888

BALANCE SHEET                  SEPTEMBER 30, 2004
                                       HK$                          US$
Total Assets                      26,541,068.89                  3,414,542
Total Liabilities                 17,445,849.31                  2,244,430
Shareholders' Equity              9,097,670.58                   1,170,426

(1) based on the exchange rate of 1 HKD = 0.128651 USD as reported on November 14, 2004 on XE.com.

ITEM 3.02     UNREGISTERED SALES OF SECURITIES

(a) In connection with the Reorganization described above, on December 21, 2004, the Registrant issued approximately 109,623,006 shares of its common stock to the shareholders of Metrolink Pacific. These issuances were made pursuant to the exemption from registration provided by
          Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation
          D.

ITEM 3.02     MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

STOCK SPLIT. On November 15, 2004, the Registrant's Board of Directors approved a reverse split of its issued and outstanding common stock on a 1.69 to 1 basis which was effectuated on December 21, 2004. Prior to the split, the registrant had 15,248,667 shares issued and outstanding. After the split, the total number of the Registrant's issued and outstanding shares of common stock totaled approximately 9,027,777 shares of common stock. The purpose of the split was to accommodate the terms of the Share Exchange Agreement which required the issuance of approximately 109,623,006 shares to Metrolink Pacific resulting in approximately 85% of the Registrant's outstanding common stock.
The Registrant's common stock will continue to be $0.001 par value. Fractional shares were rounded upward. These actions have the net effect of diluting the interests of holders of the Registrant's common stock prior to the Reorganization.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

(a) On December 21, 2004, and pursuant to the Share Exchange Agreement described above, the Registrant issued approximately 109,623,006 shares of its common stock to the parent company of Metrolink Pacific, which represents approximately 85% of the issued and outstanding shares of capital stock of the Registrant. The parent company of Metrolink Pacific is Imperial International Limited, an International Business Company organized to do business under the laws of the British Virgin Islands ("Imperial").

The following table sets forth certain information regarding the beneficial ownership of the Registrant's common stock after giving effect to the Share Exchange and the reverse split by each person or entity known by the Registrant to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of its directors and named executive officers, and all of its directors and executive officers as a group.

======================= =========================================== ================================== ==================
  TITLE OF CLASS                     NAME AND ADDRESS                       AMOUNT AND NATURE          PERCENT OF CLASS
                                   OF BENEFICIAL OWNER                     OF BENEFICIAL OWNER                (6)
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Sandy Lang
   Common Stock         5120 Whitsett Ave.                                  3,884,507 shares                 3.01%
                        Valley Village, CA 91604                      former principal shareholder
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Martin Goldrod
   Common Stock         12400 Ventura Blvd., Suite 645                      665,493 shares                   0.52%
                        Studio City, CA 91604                          former officer and director
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Together Again Limited (1)
   Common Stock         Unit 503C Miramar Tower                            109,623,006 shares                85.0%
                        132 Nathan Road, Tsimshatsui Kowloon,
                        Hong Kong
----------------------- ------------------------------------------- ---------------------------------- ------------------






----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Chen Ming Yin, Tiffany (2)
   Common Stock         Unit 503C Miramar Tower                         no shares directly owned,             0%
                        132 Nathan Road, Tsimshatsui Kowloon, director
                        Hong Kong
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Tang Chien Chang (2)
   Common Stock         Unit 503C Miramar Tower                         no shares directly owned,             0%
                        132 Nathan Road, Tsimshatsui Kowloon, director
                        Hong Kong
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Imperial International Limited (3)
   Common Stock         Unit 503C Miramar Tower                            109,623,006 shares                85.0%
                        132 Nathan Road, Tsimshatsui Kowloon,
                        Hong Kong
----------------------- ------------------------------------------- ---------------------------------- -------------------
                        Orient Financial Services Limited (4)                                                5.28%
   Common Stock         18/Fl 1 International Finance Ctr                   6,809,524 shares
                        1 Harbourview, Central
                        Hong Kong
----------------------- ------------------------------------------- ---------------------------------- ------------------
                        Emerging Growth Partners (5)                                                         2.72%
   Common Stock         468 North Camden Dr., Suite 200                     3,507,936 shares
                        Beverly Hills, CA 90210
----------------------- ------------------------------------------- ---------------------------------- ------------------
   Common Stock         All officers and directors as a group           no shares directly owned              0%
======================= =========================================== ================================== ==================

(1) Together Again Limited ("Together Again") is anticipated to indirectly own an approximately 85% share of Metrolink Pacific Limited after the Share Exchange is concluded in that Together Again owns 100% of Imperial International Limited, which will be an approximately 85% owner of our issued and outstanding common stock.
(2) Chen Ming Yin, Tiffany, is a direct 2.44% shareholder of China Star Entertainment Limited ("China Star"), which is an indirect 49% owner of Together Again. Tang Chien Chang is indirectly a 50% owner of Colima Enterprises Limited ("Colima"), a 51% owner of Together Again. Imperial International Limited is 100% owned by Together Again. Imperial International Limited is anticipated to own approximately 85% of the Registrant.
(3) Imperial International Limited is 100% owned by Together Again. Together Again is 51% owned by Colima, whose directors are Tang Chien Chang and Kim Min Sup, Mark. Colima is 50% owned by Stylish Century Enterprises, Inc., ("Stylish") whose director is Kim Min Sup, Mark; Stylish is 100% owned by Mantex Holdings Limited, whose owner and director is Kim Min Sup, Mark. Colima is 50% owned by Givon Enterprises Corp., ("Givon") whose director is Tang Chien Chang; Givon is 100% owned by Chartwell Overseas Limited ("Chartwell"), whose owner and director is Tang Chien Chang. Together Again is 49% owned by China Star, listed on the Main Board of The Stock Exchange of Hong Kong Limited. China Star is 2.44% directly owned by Ms. Chen Ming Yin, Tiffany; 13.39% owned by Porterstone Limited ("Porterstone"); 4.74% owned by Mr. Heung Wah Keung; and 6.09% owned by Dorest Company Limited ("Dorest"). Dorest is 100% owned by Glenstone; Glenstone is 40% owned by Mr. Heung Wah Kueng, and 60% owned by Porterstone.
(4) Messrs. Nils Ollquist and David Sih are the directors and shareholders of Orient Financial Services Ltd. (5) Mr. Kevin Welch is the director and primary shareholder of Emerging Growth Partners, Inc. (6) Figures may vary due to rounding.

Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and generally includes voting or investment power with respect to securities. Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of Metrolink Pacific's common stock shown as beneficially owned by him.

(b) Not applicable.


ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

(a)   Not applicable.

(b) On December 24, 2004, Martin Goldrod, the Registrant's sole officer and director resigned pursuant to the terms of the Share Exchange Agreement. His resignation was not due to any disagreement with the Registrant as to any of its operations, policies or procedures.

(c) The Registrant's new board of directors has not yet appointed principal officers following the change in control transaction described herein. However, the Registrant undertakes herewith to disclose the required information for each such officer.

(d) In connection with closing described above, Mr. Chen Ming Yin, Tiffany and Mr. Tang Chien Chang have been named as directors of the Registrant, effective December 24, 2004. The new members of the board of directors of the Registrant have not yet been named to any board committees.

TIFFANY CHEN MING YIN, 47, director. Ms. Chen has produced a number of blockbuster films and is the vice chairman and executive director of two Hong Kong Main Board listed companies in the entertainment and multi-media industries. She has over 15 years of experience in those industries. Ms. Chen is not an officer or director of any other US reporting company.

TANG CHIEN CHANG, 46, director. Mr. Tang has been self-employed as a businessman and investor in the entertainment industry for at least the last five years. Mr. Tang is not an officer or director of any other US reporting company.

There is no family relationship between any of our current and proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY LAWS; CHANGE IN FISCAL YEAR

On November 15, 2004, a majority of the shareholders of the Registrant approved an amendment to its Articles of Incorporation attached hereto as an exhibit; (1) changing the Registrant's name from Interactive Marketing Technology, Inc., to China Artists Agency, Inc. and (2) amending Article IV of the Registrant's Articles of Incorporation increasing the authorized shares of common stock from 60,000,000 to 200,000,000. The Certificate of Amendment to the Registrant's Articles of Incorporation was filed with the Nevada Secretary of State with an effective date of December 21, 2004.

ITEM 8.01     OTHER EVENTS

STOCK SPLIT. On November 15, 2004, the Registrant's Board of Directors approved a reverse split of its issued and outstanding common stock on a 1.69 to 1 basis which was effectuated on December 21, 2004. Prior to the split, the registrant had 15,248,667 shares issued and outstanding. After the split, the total number of the Registrant's issued and outstanding shares of common stock totaled approximately 9,027,777 shares of common stock. The purpose of the split was to accommodate the terms of the Share Exchange Agreement which required the issuance of approximately 109,623,006 shares to Metrolink Pacific resulting in approximately 85% of the Registrant's outstanding common stock.
The Registrant's common stock will continue to be $0.001 par value. Fractional shares were rounded upward.

NAME CHANGE. On December 21, 2004, the Registrant changed its name from Interactive Marketing Technology, Inc. to China Artists Agency, Inc. The name change became effective with the filing of a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State. The Registrant's purpose in changing its name was to comply with the terms of the Share Exchange Agreement described herein.

The name change, stock split and other actions described herein were approved on November 15, 2004, by unanimous approval of the Registrant's Board of Directors. In addition, shareholders holding a majority of the Registrant's outstanding common stock approved those actions by written consent in lieu of a meeting on November 15, 2004, in accordance with the relevant sections of the Nevada Revised Statutes.

CHANGE OF SYMBOL AND CUSIP NUMBER. Concurrent with these changes, the Registrant has a new symbol and CUSIP Number. The Registrant's symbol will change from "IAMK" to "CAAY" effective December 21, 2004, and its CUSIP Number has changed to 16936W 10 4.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (a)-(b) Financial statements and pro forma financial information.

                    The Registrant intends to file the required financial statements and pro forma financial information by way of an amendment to this Form 8-K on or before January 22, 2005.


            (e)     Exhibits

                    2.1 Share Exchange Agreement dated November 17, 2004 by and among, inter alia, the Registrant, Metrolink Pacific, and the shareholders of Metrolink Pacific.*

                    3.1  Certificate of Amendment to Articles of Incorporation.*

                   10.1  Asset Purchase Agreement with All Star Marketing, Inc.

     * filed as exhibits to the Registrant's Information Statement on Schedule 14C filed on November 30, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        China Artists Agency, Inc.
                                        a Nevada corporation


December 30, 2004                 By:   /s/ Dorothy Wong
                                        -----------------------------------
                                        Dorothy Wong